Significant Accounting Policies - Summary of Contract Liabilities (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Contract Liabilities, Current
Deferred Revenue, Current	$ 1,803	$ 996	$ 291
Customer Advance Payment	0	665	172
Total	1,803	1,661	463
Contract Liabilities, Long-Term
Deferred Revenue, Long-Term	3,473	3,473	3,473
Total Contract Liabilities	$ 5,276	$ 5,134	$ 3,936